SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary  Proxy Statement
                                             [ ]  Confidential,  for Use of the
                                                  Commission Only (as permitted
                                                  by Rule  14a-6(e)(2))
[ X ] Definitive  Proxy  Statement
[   ] Definitive   Additional   Materials
[   ] Soliciting   Material   Pursuant  to 240.14a-11(c) or 240.14a-12


                -------------------------------------------------
                       VININGS INVESTMENT PROPERTIES TRUST
                (Name of Registrant as Specified in Its Charter)
                -------------------------------------------------

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                       VININGS INVESTMENT PROPERTIES TRUST

                              2839 Paces Ferry Road
                                   Suite 1170
                                Atlanta, GA 30339
                                 (770) 984-9500

                                                                    June 9, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") to be held on July 11, 2000, at 10:00 a.m., local time, at the offices of the Trust at 2839 Paces Ferry Road, Suite 1170, Atlanta, GA 30339 (the "Annual Meeting").

         The Annual Meeting has been called for the purpose of considering and voting upon the election of five Trustees, each to serve for a one-year term and until the election and qualification of his or her successor, and such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on May 26, 2000 as the record date for determining shareholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

         The Board of Trustees of the Trust recommends that you vote "FOR" the election of the five nominees of the Board of Trustees as Trustees of the Trust.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope that requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.


                                    Very truly yours,

                                    /s/ Peter D. Anzo
                                    _______________________
                                    Peter D. Anzo
                                    President and Chief Executive Officer

                       VININGS INVESTMENT PROPERTIES TRUST


                              2839 Paces Ferry Road
                                   Suite 1170
                                Atlanta, GA 30339
                                 (770) 984-9500

                                ---------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                           To be Held on July 11, 2000
                                 --------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") will be held on July 11, 2000 at 10:00 a.m., local time, at the offices of the Trust at 2839 Paces Ferry Road, Suite 1170, Atlanta, GA 30339 (the "Annual Meeting").

     1. The election of five Trustees, each to serve for a one-year term and until the election and qualification of his or her successor; and

     2. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Under the provisions of the Declaration of Trust, the Board of Trustees has fixed the close of business on May 26, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of common shares of beneficial interest, without par value, of the Trust at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.

By Order of the Board of Trustees,

/s/ Stephanie A. Reed
_____________________

Stephanie A. Reed
Secretary



June 9, 2000

Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope that requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                       VININGS INVESTMENT PROPERTIES TRUST

                              2839 Paces Ferry Road
                                   Suite 1170
                                Atlanta, GA 30339
                                 (770) 984-9500

                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on July 11, 2000


     This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Vinings Investment Properties Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on July 11, 2000, at 10:00 a.m., local time, at the offices of the Trust at 2839 Paces Ferry Road, Suite 1170, Atlanta, GA 30339 (the "Annual Meeting").

     At the Annual Meeting, the shareholders of the Trust will be asked to consider and vote upon the following matters:

     1. The election of five Trustees, each to serve for a one-year term and until the election and qualification of his or her successor; and

     2. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Trust on or about June 9, 2000 in connection with the solicitation of proxies for the Annual Meeting. The Board of Trustees has fixed the close of business on May 26, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of the common shares of beneficial interest, without par value, of the Trust (the "Shares") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of May 26, 2000 there were 1,100,491 Shares outstanding and entitled to vote at the Annual Meeting and 656 shareholders of record. Each Share outstanding as of the close of business on the Record Date entitles the holder thereof to one vote on each matter properly submitted at the Annual Meeting.


VOTING
------

     The representation in person or by proxy of at least a majority of the outstanding Shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Each Share outstanding on the Record Date is entitled to one vote. A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect Trustees, and to approve each of the other proposals presented at the meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting, but are not deemed to have voted on any of the proposals.

     The Annual Report of the Trust, including financial statements for the fiscal year ended December 31, 1999 ("fiscal 1999"), is being mailed to shareholders of the Trust concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.


PROXIES; REVOCATION OF PROXIES
------------------------------

       Shareholders of the Trust are requested to complete, date, sign and return the accompanying proxy card in the enclosed envelope. Shares represented by properly executed proxies received by the Trust and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the five nominees for Trustees. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Trust, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


EXPENSES OF SOLICITATION
------------------------

     All expenses of this solicitation will be borne by the Trust. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of Shares held of record by such persons, and the Trust will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, Trustees, officers and employees of the Trust, without receiving additional compensation therefor, may solicit proxies from shareholders of the Trust by telephone, facsimile, letter, in person or by other means.



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                              --------------------

     The Board of Trustees of the Trust currently consists of five members, each of whom serves for a one-year term and until the election and qualification of his or her successor. As of the date of this Proxy Statement, two seats on the Board of Trustees are vacant. The Board of Trustees is continuing to seek candidates to fill these vacancies. As a result, proxies can only be voted for the five nominees.

     At the Annual Meeting, five Trustees will be elected to serve until the 2001 annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Trustees has nominated Peter D. Anzo, Stephanie A. Reed, Phill D. Greenblatt and Henry Hirsch all of whom have served as Trustees since 1996, and John A. Christy, who was recently elected to serve as a Trustee on May 1, 2000. Certain information with respect to the persons nominated by the Board of Trustees for election as Trustees is shown below under "Information Regarding Trustees." Unless otherwise specified in the proxy, it is the intention of the proxy holders to vote the Shares represented by each properly executed proxy for the election as Trustees of each of the nominees. Each of the nominees has agreed to stand for election and to serve if elected as a Trustee. If any of the persons nominated by the Board of Trustees fails to stand for election or is unable to accept election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Trustees may recommend.

VOTE REQUIRED FOR APPROVAL
--------------------------

     A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is necessary to elect a nominee as a Trustee of the Trust.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE TRUST'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE FIVE NOMINEES AS TRUSTEES OF THE TRUST.



                         INFORMATION REGARDING TRUSTEES
                         ------------------------------


MEETINGS OF BOARD OF TRUSTEES AND COMMITTEES
--------------------------------------------

     During fiscal 1999, the Board of Trustees of the Trust held ten meetings. Each Trustee who was a Trustee during fiscal 1999 attended at least 75% of the total number of meetings of the Board of Trustees and meetings held by all committees of the Board of Trustees on which such Trustee served. The Board of Trustees has established an Audit Committee and a Compensation Committee. Stephanie A. Reed, Gilbert H. Watts, Jr. and Martin H. Petersen were members of the Audit Committee during fiscal 1999, however, as a result of the resignations of Messrs. Watts and Petersen, Ms. Reed is currently the only member of the Audit Committee. The Audit Committee reviews the financial statements of the Trust and the scope of the annual audit, monitors the Trust's internal financial and accounting controls and recommends to the Board of Trustees the appointment of independent certified public accountants. The Audit Committee held three meetings during fiscal 1999. James D. Ross, Gilbert H. Watts, Jr. and Phill D. Greenblatt were members of the Compensation Committee during fiscal 1999, however, as a result of the resignations of Messrs. Ross and Watts, Mr.
Greenblatt is currently the only member of the Compensation Committee. The Compensation Committee reviews the Trust's executive compensation policies and recommends the compensation levels of executive officers of the Trust to the Board of Trustees. See "Report of the Compensation Committee of the Board of Trustees on Executive Compensation." The Compensation Committee met two times during fiscal 1999. The Board of Trustees does not have a nominating committee. On or about March 17, 2000, Messrs. Petersen, Ross and Watts resigned from their positions on the Board of Trustees.


COMPENSATION OF TRUSTEES
------------------------

     Trustees who are officers of the Trust do not receive compensation for their services as Trustees. Trustees who are not officers of the Trust (each a "Non-Employee Trustee") receive compensation for their services as the Board of Trustees may from time to time determine. During fiscal 1999, the Non-Employee Trustees did not receive an annual retainer but did receive $250 for each regular meeting of the Board of Trustees attended through June 29, 1999. No fees were paid to any Non-Employee Trustee after June 29, 1999.

     In addition, the Non-Employee Trustees are eligible to participate in the Trust's 1997 Stock Option and Incentive Plan (the "1997 Incentive Plan"). No long-term incentive awards were made or granted during fiscal 1999.

INFORMATION REGARDING TRUSTEES
------------------------------

     Set forth below is certain information regarding the current five Trustees of the Trust who are nominated for election by the Trust's shareholders at the annual meeting of the Trust.

                                                            Trustee
                 Name                                        Since
                 -----                                      -------
                 Peter D. Anzo                               1996
                 Stephanie A. Reed                           1996
                 John A. Christy                             2000
                 Phill D. Greenblatt                         1996
                 Henry Hirsch                                1996

     PETER D. ANZO, age 46, has been Chief Executive Officer, President and Chairman of the Board of Trustees since 1996. He is also Chief Executive Officer and a director of The Vinings Group, Inc. and affiliates, a position he has held since 1987. From 1990 through 1997 Mr. Anzo was Chief Executive Officer and a director of A&P Investors, Inc. Mr. Anzo has been a delegate since 1995, on the Legislative Committee since 1991 and is currently Chairman of the Political Action Committee of the National Apartment Association. He has been past Co-Chairman of the Government Affairs Committee since 1995, Co-Chairman of the Affordable Housing Task Force and a director from 1992 until 1998 of the Atlanta Apartment Association. He was a director of the Georgia Apartment Association from 1993 to 1998. From 1983 until 1986, Mr. Anzo served as Vice President of Acquisitions of First Investment Companies, where he was involved in the management and acquisition of commercial apartment properties throughout the United States. Mr. Anzo was Vice President, Dispositions of Balcor/American Express from 1981 until 1983, where he was involved in the sale of apartment communities and commercial properties in the United States. Prior to 1981, Mr. Anzo was involved in the management, leasing, purchase and construction of real property with The Beaumont Company and Linkletter Properties.

     STEPHANIE A. REED, age 42, has been Vice President, Secretary, Treasurer and a Trustee since 1996. Since 1991, Ms. Reed has been Vice President and a director of The Vinings Group, Inc. and affiliates. She was also Vice President of A&P Investors, Inc. from 1991 through 1997. From 1987 to 1991, Ms. Reed was Vice President -- Development of The Sterling Group, Inc., a multifamily development company located in Atlanta, Georgia where she was responsible for all phases of development for multifamily projects. Prior to 1987, she served as Vice President -- Finance of The Sterling Group, Inc., in the syndication and management of multifamily projects. Prior to joining The Sterling Group, Inc., she was a certified public accountant for independent public accounting firms in Atlanta, Georgia and Orlando, Florida.

     JOHN A. CHRISTY, age 45, has been a Trustee since May 1, 2000. Mr. Christy is currently a partner of Schreeder, Wheeler & Flint, LLP, an Atlanta law firm, where he focuses his law practice in the areas of real estate, litigation and bankruptcy. He graduated from Duke University in 1977 and Emory University School of Law in 1980. Mr. Christy is a member of the Atlanta Bar Association.

     PHILL D. GREENBLATT, age 54, has been a Trustee since 1996. Since 1975, Mr. Greenblatt has been President of p.d.g. Real Estate Co., Inc., a real estate brokerage and investment firm in multifamily, retail and industrial properties in Colorado, Arizona and Florida. From 1971 through 1974, Mr. Greenblatt was a commercial sales associate with Heller-Mark Realty. He also served as an investment banking officer for the First National Bank of Denver from 1968 to 1971.

     HENRY HIRSCH, age 63, has been a Trustee since 1996. Mr. Hirsch is Chairman of the Board of Engineered Concepts, Inc., ECI Management Corporation and ECI Realty, and is President of ECI Properties, positions which he has held for over ten years. Mr. Hirsch has been involved in the real estate business since 1968, specializing in multifamily apartment development. He and his related entities currently own and/or manage over 3,500 apartment units, as well as office buildings. The construction arm of his related entities has completed over $250,000,000 of new construction and rehabilitation. Mr. Hirsch is a Certified Apartment Property Supervisor with the National Apartment Association. He has served on the Hotpoint Builders Advisory Council and National Association of Home Builders, and has served as a director and past President of the Atlanta Apartment Association. He has served as a Regional Vice President of the National Apartment Association.

                    INFORMATION REGARDING EXECUTIVE OFFICERS
                    ----------------------------------------

     Listed below are the names of the executive officers of the Trust. The names and ages of all executive officers of the Trust and principal occupation and business experience during at least the last five years is discussed above in "Information Regarding Trustees."

            Name                     Position
            -----                    --------
            Peter D. Anzo            President, Chief Executive Officer
                                     and Chairman of the Board of Trustees

            Stephanie A. Reed        Vice President, Secretary and Treasurer


                             EXECUTIVE COMPENSATION
                             ----------------------

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Trust's Chief Executive Officer. The Trust had no executive officers who earned in excess of $100,000 during fiscal 1999.


SUMMARY COMPENSATION TABLE
--------------------------

     The following table shows for the fiscal years ended December 31, 1997, 1998 and 1999 the annual compensation paid by the Trust to the Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal year 1999.

                                                                         Long Term Compensation
                                                                -----------------------------------
                             Annual Compensation                        Awards             Payouts
                    ---------------------------------------     -----------------------------------
      (a)            (b)      (c)      (d)          (e)             (f)          (g)         (h)          (i)
                                                                             Securities
                                               Other Annual     Restricted   Underlying     LTIP        All Other
                            Salary    Bonus    Compensation        Stock      Warrants/    Payouts    Compensation
                                                                 Award(s)      Options
                    Year      ($)      ($)          ($)             ($)          (#)         ($)          ($)

Peter D. Anzo (1)
President, Chief
Executive Officer   1999      --       --           --              --            --         --          --
and Chairman of     1998      --    40,000(2)       --              --        35,000(3)      --          --
the Board           1997      --       --           --              --         5,000(3)      --          --

     (1) Mr. Anzo did not receive salary compensation from the Trust for services rendered in his capacity as President, Chief Executive Officer and Chairman of the Board of Trustees of the Trust during fiscal 1999 or during the fiscal years ended December 31, 1998 and 1997. See "Report of the Compensation Committee of the Board of Trustees on Executive Compensation -- Compensation Policies for Executive Officers" below.

     (2) Represents a bonus in the form of 10,000 Shares that had a market value as of July 1, 1998, the date of the grant, of $40,000.

     (3) Represents stock options granted pursuant to the Trust's 1997 Stock Option and Incentive Plan.

OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------

     No stock options were granted during fiscal 1999. No stock appreciation rights ("SARs") have been granted.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES
--------------------------------------------------------------------------

     The following table sets forth the Shares acquired and the value realized upon exercise of stock options during fiscal 1999 by the Chief Executive Officer (who is the only executive officer named in the Summary Compensation Table) and certain information concerning the number and value of unexercised stock options. There are currently no outstanding SARs.

                    (a)            (b)            (c)                     (d)                                 (e)
                                                                  Number of Securities               Value of Unexercised
                                 Shares                          Underlying Unexercised              In-the-Money Options/
                                Acquired         Value       Options/Warrants at FY-End(#)        Warrants at FY-End (#) (1)
                                                             -----------------------------        ---------------------------
          Name               on Exercise(#)    Realized      Exercisable     Unexercisable        Exercisable   Unexercisable
          -------------      -------------     --------      -----------     -------------        -----------   -------------
          Peter D. Anzo             -              -          40,000              -                    -               -


     (1)  As  of  December  31,  1999,   Mr.   Anzo's  stock  options  were  not
          in-the-money as the market value of the Shares was $4.00 per share, which was less than or equal to the exercise price of the options.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES
ON EXECUTIVE COMPENSATION
-------------------------------------------------------------

     The sole member of the Compensation Committee of the Board of Trustees of the Trust, whose name is set forth below, has prepared the following report on the Trust's executive compensation policies and philosophy for fiscal 1999.


General
-------

     During fiscal 1999, the Compensation Committee consisted of Mr. Ross, Mr. Watts and Mr. Greenblatt, each of whom was a Non-Employee Trustee. The Compensation Committee is generally responsible for developing the Trust's executive and management compensation policies, including awards of equity-based compensation. As of the date of this report, Mr. Greenblatt is the only remaining member of the Compensation Committee.

Compensation of Executive Officers
----------------------------------

Base Salary and Cash Bonuses

     Officers of the Trust historically have not received compensation for their services provided to the Trust. Until February 29, 1996, the date upon which an affiliate of the Trust acquired approximately 73.3% of the outstanding Shares of the Trust pursuant to a tender offer (the "Tender Offer"), the Trust was an externally-advised real estate investment trust (a "REIT"), and accordingly, the Trust had no employees and no compensation committee. Upon the consummation of the Tender Offer, the relationship with the Trust's advisor was terminated and the Trust became self-administered and established a compensation committee.

     During Fiscal 1999, the officers of the Trust did not receive cash compensation from the Trust for their services as officers. While a majority of their time was spent handling Trust affairs, the officers were also officers of The Vinings Group, Inc. ("The Vinings Group"), a privately held real estate company, from which they received compensation and benefits. Beginning August 1, 1999, the Trust began reimbursing The Vinings Group for its pro rata share of overhead charges, which includes reimbursing The Vinings Group for a pro-rata portion of the salaries and benefits for the officers and other employees providing services to the Trust. See "Certain Relationships and Related Transactions" below. Should any officers of the Trust become employees and be directly compensated by the Trust for such services, the Compensation Committee will recommend to the Board of Trustees the annual salary, any salary adjustments and any other benefits for executive officers of the Trust, all of which will be targeted according to the salaries of executives holding similar offices and having similar responsibilities within the Trust's industry segment. The Compensation Committee may also consider factors such as industry experience and executive retention.


Equity and Equity-Based Incentives

     Equity and equity-based incentive awards are designed to attract and retain executives who can make significant contributions to the Trust's success, reward executives for such significant contributions and give executives a longer-term incentive to increase shareholder value. The size and frequency of equity and equity-based incentive awards are recommended to the Board of Trustees by the Compensation Committee, taking into account individual performance and responsibilities, but without any specific performance measures. The Compensation Committee may also recommend stock options for executive retention purposes, taking into account, among other things, general industry practice. To ensure that high levels of performance occur over the long-term, stock options granted to executives typically vest over a period of time. All outstanding options have been granted with an exercise price equal to or in excess of 100% of the fair market value of the Trust's Shares on the grant date.

     The 1997 Incentive Plan is the principal vehicle by which the Trust intends to achieve the executive compensation policy objective of providing long-term incentives to executive officers that will more closely align the interests of such executives with those of the Trust's shareholders. Pursuant to the 1997 Incentive Plan, the Compensation Committee may recommend a variety of long-term incentive awards based on the Shares of the Trust, including stock options (both incentive options and non-qualified options), SARs, restricted stock, unrestricted stock, performance shares and dividend equivalent rights.

     No long-term incentive awards were made or granted during fiscal 1999.

Compensation of the Chief Executive Officer
-------------------------------------------

Mr. Peter D. Anzo

     Mr. Anzo currently does not receive cash compensation for services he provides to the Trust as its Chief Executive Officer. See "Compensation Policies for Executive Officers" above.


Federal Tax Regulations Applicable to Executive Compensation
------------------------------------------------------------

     As a result of Section 162(m) of the Internal Revenue Code (the "Code"), the Trust's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of the Trust's taxable year) receives compensation in excess of $1,000,000 in such taxable year of the Trust (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Trust intends to take appropriate action to comply with such regulations, if applicable, in the future.


Phill D. Greenblatt



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

     Although not members of the Compensation Committee, Mr. Anzo, the President, Chief Executive Officer and Chairman of the Board of Trustees of the Trust, and Ms. Reed, Vice President, Secretary, Treasurer and a Trustee of the Trust, will make general recommendations to and review with the Compensation Committee the salary increases and bonus compensation of executives and management other than themselves.

     On February 4, 1999, Mr. Watts purchased the Trust's line of credit and the Trust paid interest to Mr. Watts monthly at the rate of 8.50% from such date through April 27, 1999, at which time the Trust obtained a new line of credit. The entire proceeds from the new line of credit were used to repay the outstanding indebtedness to Mr. Watts. For a detailed discussion, see "Certain Relationships and Related Transactions" below.

SHAREHOLDER RETURN PERFORMANCE GRAPH
------------------------------------

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Trust's Shares with the cumulative total return of the National Association of Real Estate Investment Trusts' ("NAREIT") Equity REIT Total Return Index (the "Equity REIT Index") and companies on the Standard & Poor's (S&P) 500 Stock Index. The returns are based on the market price of the Shares and assume the reinvestment of dividends. The calculation of total cumulative return assumes a $100 investment in the Shares on December 31, 1994. The comparisons in this table are historical and are not intended to forecast or be indicative of possible future performance of the Trust's Shares.






                                               1994      1995      1996
                                               ----      ----      ----
Vinings Investment Properties Trust            $100       106       176
NAREIT Equity Index                            $100       115       156
S&P 500 Index                                  $100       125       138



                                               1997     1998     1999
                                               ----     ----     ----
Vinings Investment Properties Trust            176       154      136
NAREIT Equity Index                            188       155      148
S&P 500 Index                                  153       163      169

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS
                      -------------------------------------

     The following table sets forth, to the best knowledge and belief of the Trust, certain information regarding the beneficial ownership of the Trust's Shares as of March 31, 2000 by (i) each person known by the Trust to be the beneficial owner of more than 5% of the outstanding Shares, (ii) each of the Trustees, (iii) each of the executive officers of the Trust and (iv) all of the Trust's executive officers and Trustees as a group. Unless otherwise indicated, the address for those listed below is c/o Vinings Investment Properties Trust, 2839 Paces Ferry Road, Suite 1170, Atlanta, GA 30339.

                                                                         Shares
                 Trustees, Executive Officers                          Beneficially          Percent of
                 and 5% Shareholders                                    Owned (1)             Class (2)
                 ----------------------------                          ------------          ----------

         Kinder Gelt, L.P..............................................  588,235  (3)          34.83%
         2700 Delk Road
         Suite 100
         Marietta, GA 30067

         Strico Vinings, LLC...........................................  470,588  (3)          29.95%
         6065 Roswell Road
         Suite 800
         Atlanta, GA 30328

         Watts Agent, L.P..............................................  470,588  (3)          29.95%
         1006 Trammel Street
         Dalton, GA 30720

         Lawrence Cooper...............................................  235,294  (3)          17.61%
         1150 Lake Hearn Drive
         Suite 650
         Atlanta, GA 30342

         Sylco, L.P....................................................  117,647  (3)           9.66%
         1150 Lake Hearn Drive
         Suite 650
         Atlanta, GA 30342

         VIP Management, LLC...........................................  100,000                9.09%

         Hirsch Investments, LLC.......................................   77,000                7.00%
         2700 Delk Road
         Suite 100
         Marietta, GA 30067

         Peter D. Anzo.................................................  716,640  (4)          61.67%
         Stephanie A. Reed.............................................   51,983  (5)           4.62%
         John A. Christy...............................................      600  (6)             *
         Phill D. Greenblatt...........................................   61,917  (7)           5.44%
         Henry Hirsch..................................................  668,749  (8)          38.70%
                                                                         -------
         All Trustees and officers as a group (5 persons)              1,499,889 (9)           82.37%

         ----------------
         Less than 1%

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include Shares owned or controlled, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed. For purposes of Rule 13d-3, a person is deemed to be the beneficial owner of a security if such person has the right to acquire voting or investment power with respect to such security within 60 days.

(2) Percentages are calculated on the basis of 1,100,491 Shares outstanding as of March 31, 2000, together with applicable options or convertible securities of each shareholder exercisable for Shares within 60 days of the date of this proxy statement.

(3) The Shares reported may be acquired within 60 days of the date of this proxy statement by conversion of the preferred units of the Operating Partnership into Shares on a one-for-one basis at the option of the shareholder, or at the election of the Trust into an amount of cash equal to the fair market value of the Shares at the time of the conversion.

(4) Mr. Anzo's holdings can be summarized as follows: (a) 555,125 Shares held directly; (b) 100,000 Shares held indirectly through entities that he currently controls; (c) 40,000 vested stock options; (d) 10,758 common units of the Operating Partnership held indirectly through an entity that he controls; and (e) 10,757 common units of the Operating Partnership held directly. Mr. Anzo's stock options and common units may be exercised or converted into Shares on a one-for-one basis within 60 days of the date of this proxy statement.

(5) Ms. Reed's holdings can be summarized as follows: (a) 27,718 Shares held directly; (b) 12,500 vested stock options; and (c) 11,765 preferred units of the Operating Partnership held directly. Ms. Reed's stock options may be exercised within 60 days of the date of this report. Ms. Reed's preferred units may be converted into Shares on a one-for-one basis at her option, or at the election of the Trust, into an amount of cash equal to the fair market value of the Shares at the time of the conversion, within 60 days of the date of this proxy statement.

(6) Mr. Christy disclaims beneficial ownership of the 600 Shares as these shares are owned by his wife.

(7) Mr. Greenblatt's holdings can be summarized as follows: (a) 24,005 Shares held directly; (b) 8,500 vested stock options; and (c) 29,412 preferred units of the Operating Partnership held directly. Mr. Greenblatt's stock options may be exercised within 60 days of the date of this report. Mr. Greenblatt's preferred units may be converted into Shares on a one-for-one basis at his option, or at the election of the Trust, into an amount of cash equal to the fair market value of the Shares at the time of the conversion, within 60 days of the date of this proxy statement.

(8) Mr. Hirsch's holdings may be summarized as follows: (a) 60,012 Shares held directly; (b) 8,500 vested stock options; (b) 588,235 preferred units of the Operating partnership held indirectly through an entity that he currently controls and (c) 12,002 Shares held in trust for the benefit of others, of which Mr. Hirsch's wife is a trustee. Mr. Hirsch may be deemed to beneficially own the 12,002 Shares by virtue of the fact that his wife is a co-trustee. Mr. Hirsch expressly disclaims beneficial ownership of the 12,002 Shares held in trust and the filing of this proxy statement shall not be deemed an admission that Mr. Hirsch is the beneficial owner of such Shares. Mr. Hirsch's stock options may be exercised within 60 days of the date of this report. Mr. Hirsch's preferred units may be converted into Shares on a one-for-one basis at his option, or at the election of the Trust, into an amount of cash equal to the fair market value of the Shares at the time of the conversion within 60 days of the date of this proxy statement.

(9) The Trustees' and officers' holdings, as a group, may be summarized as follows: (a) 666,860 Shares held directly; (b) 112,602 Shares held indirectly through currently controlled entities; (c) 69,500 vested stock options; (d) 10,757 common units of the Operating Partnership held directly; (e) 10,758 common units of the Operating Partnership held indirectly; (f) 41,177 preferred units of the Operating Partnership held directly; and (g) 588,235 preferred units of the Operating Partnership held indirectly. The Trustees' and officers' stock options, common units and preferred units may be exercisable for or converted into an equal number of Shares within 60 days of the date of this proxy statement.


                                CHANGE OF CONTROL
                                -----------------

     The Trust has experienced a change of control since the beginning of fiscal 1999. As of January 1, 1999, the Trust had four significant beneficial owners of its Shares: Financial & Investment Management Group, Ltd. - 28.24%, Peter D. Anzo - 12.13%, Martin H. Petersen - 8.73% and Clifford K. Watts - 8.18%. As a result of the transactions described below, Mr. Anzo now is the primary beneficial owner of the Trust's Shares, holding 61.67% of the Trust's Shares as of the date of this proxy statement. All information regarding Share ownership has been derived from the most recently filed Schedule 13D for such person.

     o Effective March 1, 2000, in a private transaction which was completed approximately March 17, 2000, Mr. Anzo acquired beneficial ownership of an additional 547,982 Shares of the Trust.

     o Of the 547,982 Shares acquired by Mr. Anzo, 437,225 Shares were acquired directly by Mr. Anzo for an aggregate purchase price of $2,382,876. The consideration for the purchase of the 437,225 Shares was comprised of four sources: (1) a personal loan to Mr. Anzo from Watts Agent, L.P. dated March 1, 2000 in the amount of $1,285,000, which is secured by a pledge of 566,966 of Mr. Anzo's Shares, evidenced by the Margin Stock Pledge Agreement and the Amendment to the Margin Stock Pledge Agreement both dated as of March 1, 2000 and which have been filed as exhibits to Mr. Anzo's Amendment No. 4 to
          Schedule 13D filed on May 2, 2000 and are incorporated herein by reference, (2) a draw on a home-equity line of credit from Regions Bank in the amount of $500,000 which has also been filed as an exhibit to Mr. Anzo's Amendment No. 4 to Schedule 13D filed on May 2, 2000 and is incorporated herein by reference, (3) an exchange of certain partnership interests and other economic interests held by Mr. Anzo in certain real estate investments with one of the sellers of Shares totaling $400,003, and (4) certain personal funds of Mr. Anzo.

     o 100,000 of these Shares were acquired for an aggregate purchase price of $545,000 by VIP Management, LLC ("VIP"). By virtue of his ownership interest in VIP, Mr. Anzo may be deemed the beneficial owner of the securities over which VIP has voting and dispositive power.

     o Mr. Anzo has the right to acquire the remaining 10,757 Shares upon conversion of an equal number of partnership interests (the "Units") in Vinings Investment Properties, L.P. (the "Operating Partnership"). The Units were acquired for an aggregate purchase price of $58,626. The consideration for the purchase of the 10,757 Units was the exchange of certain partnership interests and other economic interests held by Mr. Anzo in certain real estate investments with the seller of the Units.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     The Trust is a party to certain management agreements with VIP, an affiliate of Mr. Anzo and Ms. Reed, to provide management services to the properties owned by the Trust. A total of $455,447 in management and data processing fees was incurred by the Trust during 1999. In addition, during 1999 VIP provided a number of services to the Trust relating to administrative, acquisition and capital and asset advisory services. Certain direct costs paid on Vinings' behalf were reimbursed to VIP and VIP has charged Vinings for certain overhead charges. Beginning August 1, 1999, the Trust also paid for its pro-rata share of rent, administrative and other overhead charges, including the reimbursement for a pro-rata portion of salaries and benefits for the officers and other employees providing services to the Trust which totaled $265,280. These payments to VIP represent greater than 5% of VIP's gross revenues for its last full fiscal year. Mr. Anzo may be deemed to have an indirect material interest in these transactions because he is a managing member of VIP and owns 95% of its membership interests. Ms. Reed may also be deemed to have an indirect material interest in these transactions because she is also a managing member of VIP and owns the remaining 5% of VIP's membership interests. The Trust expects that VIP will continue to provide management, administrative, acquisition and capital and asset advisory services to the Trust in the current fiscal year.

     In connection with Vinings' acquisition of eight multifamily communities in Mississippi on May 1, 1999, MFI Realty, Inc., ("MFI"), an affiliate of Mr. Anzo and Ms. Reed, received an acquisition fee from Vinings totaling $400,276, which represents greater than 5% of MFI's gross revenues for its last full fiscal year. Mr. Anzo is an officer of MFI and may be deemed to have an indirect material interest in this transaction as a result of his majority ownership interest in the parent company that owns MFI. Ms. Reed is also an officer of MFI and may be deemed to have an indirect material interest in this transaction as a result of her minority ownership interest in the parent company that owns MFI. The Trust does not expect to pay any additional fees to MFI in its current fiscal year unless MFI presents the Trust with another acquisition opportunity.

     On June 28, 1998 the Trust renewed its line of credit in the amount of $2,000,000 for six months, which expired on December 28, 1998. The Trust did not renew the line of credit at that time and the bank informally extended the due date to February 4, 1999 with interest continuing to be paid monthly until the Trust secured alternative financing. On February 4, 1999 Mr. Watts, who was a Trustee at the time, purchased the line of credit from the bank and the Trust paid interest to Mr. Watts monthly at the annual rate of 8.50% from such date through April 27, 1999. At that time, the Trust obtained a new line of credit, the entire proceeds of which were used to repay the outstanding indebtedness to Mr. Watts.

     The Trust believes that all of the above relationships and transactions are fair and reasonable and are on terms at least as favorable to the Trust as those which might have been obtained with unrelated third parties.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     The Trust's officers, Trustees and beneficial owners of more than 10% of the Trust's Shares are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Trust. Based solely on a review of the copies of reports and amendments thereto furnished to the Trust, the Trust believes that during its 1999 fiscal year, no person who was a Trustee, officer or greater than 10% beneficial owner of the Trust's Shares failed to file on a timely basis any report required by Section 16(a), except that the following individuals had late filings during fiscal 1999: Peter
D. Anzo (Form 5 for purchase of common units in the Operating Partnership); Phil Greenblatt (Form 4 for purchase of preferred units in the Operating Partnership); Henry Hirsch (Form 4 for purchase of preferred units in the Operating Partnership); Martin H. Petersen (Form 5 for purchase of common units in the Operating Partnership); Stephanie Reed (Form 4 for the purchase of preferred units in the Operating Partnership); and Gilbert H. Watts, Jr. (Form 4 for the purchase of preferred units in the Operating Partnership).


         SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
         ---------------------------------------------------------------

     Shareholder proposals that are intended to be presented at the 2001 annual meeting of shareholders of the Trust must be received by the Trust on or before February 10, 2001 in order to be considered for inclusion in the Trust's proxy statement for such meeting. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Secretary, Vinings Investment Properties Trust, 2839 Paces Ferry Road, Suite 1170, Atlanta, GA 30339.


                              INDEPENDENT AUDITORS
                              --------------------

     The Board of Trustees has selected the firm of Habif, Arogeti & Wynne LLP, independent public accountants, as the auditors of the financial statements of the Trust and its subsidiaries for its current fiscal year ending December 31, 2000. A member of Habif, Arogeti & Wynne LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for fiscal 1999.

     The following disclosure appeared in the Trust's Current Report on Form 8-K filed with the SEC on February 23, 2000.

     On February 17, 2000, the Trust dismissed Arthur Andersen LLP as independent public accountants for the Trust. For the fiscal years ended December 31, 1997 and 1998 ("fiscal 1997" and fiscal 1998"), Arthur Andersen LLP had examined and reported upon the Trust's financial statements and had served as the Trust's independent public accountants. For fiscal 1999 and through the dismissal of Arthur Andersen LLP on February 17, 2000, Arthur Andersen LLP served as the Trust's independent public accountants but did not examine and/or report upon the Trust's fiscal 1999 financial statements.

     On February 17, 2000, the Trust engaged Habif, Arogeti & Wynne, LLP as the independent public accountants to examine and report upon the Trust's financial statements for Fiscal 1999. The change in independent public accountants followed a decision by management and approval by the Audit Committee and the Board of Trustees, that it was in the best interest of the of the Trust to review the relationship between the Trust and its independent public accounting firm with respect to services provided and fees charged. The Audit Committee solicited and received a proposal from and interviewed Habif, Arogeti & Wynne, LLP concerning audit and certain tax services to be provided for fiscal 1999 prior to making the decision to dismiss Arthur Andersen LLP and to engage Habif, Arogeti & Wynne, LLP. During the Trust's two most recent fiscal years and any subsequent interim period prior to engaging Habif, Arogeti & Wynne LLP, neither the Trust nor anyone on its behalf consulted Habif, Arogeti & Wynne LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     In connection with the audits of fiscal 1997 and fiscal 1998 and through the dismissal of Arthur Andersen LLP on February 17, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the Trust's two most recent fiscal years and through the dismissal of Arthur Andersen LLP on February 17, 2000, none of the kind of events listed in paragraphs (A) through (D) of Item 304 (a) (1) (v) of Regulation S-K occurred.

     Neither of the audit reports of Arthur Andersen LLP on the consolidated financial statements of the Trust for fiscal 1997 nor fiscal 1998 contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.



                                  OTHER MATTERS
                                  -------------

     The Board of Trustees does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope that requires no postage if mailed in the United States.